Flores Field PSA


         SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT


     WHEREAS, on April 19, 2005, Smith Production Inc., as
Seller, and Fidelity Exploration & Production Company, as
Purchaser, entered into a Purchase and Sale Agreement covering
Flores Field having an Effective Time of May 1, 2005 at 7:00 a.m.
(the "Agreement");

     WHEREAS, previously, Smith Production Inc. and Fidelity
Exploration & Production Company amended the Agreement as provided in the First Amendment to Purchase and Sale Agreement;

     WHEREAS, Smith Production Inc. and Fidelity Exploration &
Production Company desire to amend the Agreement again as provided in this Second Amendment to Purchase and Sale Agreement
(the "Amendment");

     WHEREAS, all defined terms which are not defined in this Amendment shall have the same meaning as in the Agreement;

     NOW THEREFORE, for valuable consideration received, Smith
Production Inc. and Fidelity Exploration & Production Company hereby amend the Agreement as follows:

1. In Section 11.3(c)(v) in the Agreement, the following language is added after the final semi-colon and before the word "OR":

     "Paul Lopez and Lisa Marie Acuna, v Smith Production Inc.;
     Cause No. CL-04-2679-E in the County Court at Law No. 5 of
     Hidalgo County, Texas;"

2. The following language is added to Exhibit 5.7 in the
Agreement:

     "Paul Lopez and Lisa Marie Acuna, v Smith Production Inc.;
     Cause No. CL-04-2679-E in the County Court at Law No. 5 of
     Hidalgo County, Texas."

     As amended herein, the Agreement is hereby adopted, ratified and confirmed as being in full force and effect pursuant to their terms.

     This Amendment shall be binding on Smith Production Inc.,
Fidelity Exploration & Production Company and their respective successors and assigns.

     This Amendment may be executed in one or more counterparts, each of which shall have the same force and effect as an original.

     IN WITNESS WHEREOF, this Amendment is executed by Smith
Production Inc. and Fidelity Exploration & Production Company to be effective as of April 19, 2005.


Smith Production Inc.

By: /s/ GLENN R. SMITH
Glenn R. Smith, President


Fidelity Exploration & Production Company

By: /s/ DARWIN SUBART
Darwin Subart, President